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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2002

ENTROPIN, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	33-23693 (Commission File Number)	84-1090424 (I.R.S. Employer Identification No.)
45926 Oasis Street Indio, California 92201 (Address of principal executive offices)(Zip Code)
(760) 775-8333 (Registrant's telephone number, including area code)

(Former Name or Former Address, If Changed Since Last Report)

ITEM 5.    Other Events.

        A press release issued by the registrant on June 13, 2002 is attached to this report.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  EXHIBITS.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated June 13, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.

ENTROPIN, INC.

Date: June 25, 2002	By:	/s/ PATRICIA G. KRISS Patricia G. Kriss, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 13, 2002.

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SIGNATURES
EXHIBIT INDEX